Statements of Income (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
REVENUES:
Self-storage rental income	$ 2,260,901	$ 2,269,417
Ancillary operating revenue	212,029	202,273
Interest and other income	225	288
TOTAL	2,473,155	2,471,978
EXPENSES:
Depreciation	20,172	16,539
Operating	1,034,514	1,075,218
General and administrative	297,193	264,429
General partners' incentive management fee	88,685	87,738
Property management fee	146,072	147,263
Total	1,586,636	1,591,187
NET INCOME	886,519	880,791
AGGREGATE INCOME ALLOCATED TO:
General partners	8,865	8,808
Limited partners	877,654	871,983
TOTAL	886,519	880,791
Weighted average limited partnership units outstanding	23,753	23,753
NET INCOME ATTRIBUTABLE TO THE PARTNERSHIP PER LIMITED PARTNERSHIP UNIT	$ 37.23	$ 36.71